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                                                                   EXHIBIT 10.33



                                                                         eGroups

                           Advertising Insertion Order
                              http:www.eGroups.com

Sales Contact: Jill Benioff e-mail: jillb@egroups.net Phone: (415) 546-2813
Fax: (415) 546-2601

                                ORDER INFORMATION

Order Date: February 9, 2000

Advertiser      X.Com                           Agency
Fax             (650) 752-6960                  Fax
Address         394 University Avenue           Address
                Palo Alto, CA 94301


Contact         Julie Anderson                  Contact
Phone           (650) 752-6900                  Phone
Email           ja@x.com                        Email


Start Date      2/10/00        End Date 3/8100     Contract Length 2/8/00-3/8/00

Bill To:        [X]  Advertiser                 [ ]  Agency

                                  AD PLACEMENT

 Ad Type      Position                  Target                   CPM       Total Impressions    Total Amount
 -------      --------                  ------                   ---       -----------------    ------------
              Collectables
Elerts (2)    Feb 10th and                Collectables           [*]                [*]         $4,000
                  21 st
                              Business & Finance: [*]            [*]
                              impressions

                              Buying & Trading
                              Merchandise, Auctions, Bartering,
120x440's                     Collecting, Fantasy
text              WEB         Sports: [*] impressions                               [*]         $46,500

                              Electronic Commerce/Shopping
                              Purchasing Goods: [*]
                              impressions

                              Cultures & Lifestyles: [*]
                              impressions                                                       Cost: $50,500

DELIVERY: All materials must be delivered at least 4 business days in advance to the e-mail address jamess@egroups.net. In all correspondence, a eGroups Insertion order number and flight dates must be referenced.

This agreement Is non-cancelable.


Authorized By:                            Phone: 650-752-6907   Date: 02/08/2000
              ----------------------


We have requested confidential treatment of this exhibit pursuant to Rule 406, promulgated by the Securities and Exchange Commission, under the Securities and Exchange Act of 1933, as amended.

An * indicates that information has been redacted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.